EXHIBIT 99.3
                          SECURED LINE OF CREDIT NOTE

$2,000,000.00                                                     August 9, 2000

         FOR VALUE RECEIVED, eGames, Inc., a Pennsylvania corporation with an address at 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047 (referred to herein as the Borrower), promises to pay to the order of SUMMIT BANK, with an office at 7111 Valley Green Road, Fort Washington, PA 19034-2209 (the Lender), at such office of Lender or at such other place as Lender may designate from time to time in writing, the principal sum of TWO MILLION ($2,000,000.00) DOLLARS lawful money of the United States of America, or, if less, the outstanding principal balance on all loans and advances made by Lender hereunder, together with interest thereon from the date of each advance at the rates hereinafter provided, and both payable as hereinafter provided.

         1.       Interest.

                  (a) The principal sum outstanding from time to time hereunder shall bear interest at a floating rate equal to the Prime Rate (as hereinafter defined) plus one-half of one percent (.50%). A Prime Rate refers to the commercial lending rate of interest per annum as fixed from time to time by the management of Lender at its main office and designated as its "Prime Rate" whether or not such rate is published or otherwise made known to Borrower. The interest rate shall change automatically as of the effective date of each change in the Prime Rate. When the Prime Rate changes on a day other than the first day of a calendar month, interest for the month in which such change or changes are made shall be calculated on a per diem basis with the various Prime Rates in effect for that month plus one-half of one percent (.50%).

                  (b) Notwithstanding anything to the contrary contained herein, the effective rate of interest hereunder shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. Borrower hereby agrees to give Lender written notice in the event Borrower has actual knowledge that any interest payment made to Lender with respect to this Note will cause the total interest payments collected in any one year to be usurious under applicable law, and Lender hereby agrees not to collect knowingly any interest from Borrower in the form of fees or otherwise which will render the Loan usurious and agrees to give Borrower written notice in the event Lender has actual knowledge that any interest payment made to Lender with respect to this Note will cause the total interest payments collected in any one year to be usurious under applicable law. In the event that such interest would be usurious in Lender's opinion, Lender reserves the right to reduce the interest payable by Borrower. This provision shall survive the repayment of this Note.

                  (c) The annual interest rate shall be calculated on the basis of 365/366 day years over the actual number of days elapsed.

         2.       Payments of Principal and Interest.

                  (a) Commencing on September 1, 2000, and continuing on the first day of each successive calendar month until October 31, 2001 (the Advance Period), Borrower shall make monthly installments of interest as accrued on the unpaid principal balance due hereunder, calculated in accordance with the provisions of paragraph 1(a), above.
                  (b) Absent an Event of Default, the entire unpaid principal sum then outstanding together with all accrued and unpaid interest and other charges shall become immediately due and payable without further notice or demand on October 31, 2001 (the Maturity Date) and no further advances shall be made subsequent to the Maturity Date, unless extended or renewed by Lender, in its sole discretion.

         3.       Line of Credit Advances.

                  (a) Subject to the terms and conditions and relying upon the representations and warranties set forth in this Note and the other Loan Documents pertaining thereto, the Lender agrees to make loans (the Line of Credit Loan) to Borrower at any time or from time to time during the Advance Period in an aggregate principal amount not exceeding TWO MILLION ($2,000,000.00) DOLLARS (Line of Credit Loan Limit) at any one time outstanding in order to support working capital and short-term borrowing needs of Borrower. Within the limits of time and amount set forth in this Section 3, and subject to the provisions of this Note, including, without limitation, the Lenders right to demand repayment of the Line of Credit Loan upon the occurrence of an Event of Default, the Borrower may borrow, repay (without premium or penalty) and reborrow in any amount or amounts subject to the maximum amount of availability under this credit facility. Borrower shall submit to Lender a Borrowing Base Certificate, in form and substance reasonably satisfactory to Lender, at the time of each request for an advance under the Line of Credit Loan.

         4.       Prepayments.

                  (a) Any prepayment shall be applied first to any accrued and unpaid interest hereunder to the date of such prepayment, then to any other sums which may be payable to Lender under the Loan Documents (as hereinafter defined), up to the date of such prepayment and then to the principal sum hereunder. The acceptance of any such prepayment when there is an Event of Default in existence hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Lender.

         5. Collateral and Loan Documents. This Note, and the due performance by Borrower of all of its obligations hereunder, is evidenced and secured by: (a) a Security Agreement, (b) UCC-1 Financing Statements, (c) a Loan Agreement; and
(d) all collateral documents pursuant thereto or hereto, including but not limited to, instruments of pledge, mortgage, assignment, transfer or delivery, as well as any and all related agreements, instruments and public filings which are referred to collectively as the Loan Documents. Any collateral securing any of Borrower's obligations under any of the Loan Documents are hereinafter referred to collectively as the Collateral.

         6. Late Charge. In the event that any payment of principal or interest due to Lender hereunder shall not be paid within ten (10) calendar days after the due date, in addition to and not in limitation of any other rights or remedies which Lender may have in respect thereof under any of the Loan Documents or in respect of any Collateral, Borrower shall pay Lender on demand a late charge computed at the rate of five cents ($.05) for each dollar (or part thereof) of the amount not paid, to cover the extra expense and inconvenience to Lender ensuring payment of such delinquent amount. Borrower acknowledges that its failure to pay any amount due hereunder promptly within ten (10) calendar days when due will result in Lender incurring additional expense in servicing the loan evidenced by this Note, the loss of the use of the money due and frustration to Lender in meeting its loan commitments, that the damages to Lender in connection with such late payment are extremely difficult and impractical to ascertain, and that a sum equal to five cents ($.05) for each dollar which is not paid when due is a reasonable estimate of the damages incurred by Lender in connection with any such late payment. The amount of any such late charge not paid promptly following demand therefor shall be deemed outstanding and payable pursuant to this Note.

         7. Events of Default. The occurrence of an Event of Default under the Loan Agreement or the Loan Documents shall constitute an Event of Default hereunder.

         8. Remedies. Upon the occurrence of any Event of Default, then the entire unpaid principal sum hereunder plus all interest accrued thereon plus all other sums due and payable to Lender under the Loan Documents shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Borrower unless and except to the extent any such notice is specifically provided for herein.

       In addition to the foregoing, upon the occurrence of any Event of Default Lender may forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to Lender under any of the Loan Documents or with respect to any Collateral, or available to Lender by law, equity, statute or otherwise.

         9. CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON THE OCCURRENCE OF AN EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER (A) FOR SUCH OF THE OBLIGATIONS AS ARE DUE AND OWING AND/OR MAY BECOME DUE AND OWING AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY LENDER TO OBTAIN POSSESSION OF ANY COLLATERAL SECURING ANY OF THE OBLIGATIONS, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH REASONABLE ATTORNEYS' FEES ACTUALLY INCURRED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMN THE SAME, AUTHORIZE THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREE THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR ANY PART OF THE OBLIGATIONS WITHOUT REGARD TO WHETHER JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY LENDER MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN LATER PROCEEDINGS.

                                    ___TM____
                                     Initial
                                   (Borrower)

         10.      Remedies Cumulative, etc.

                  (a) No right or remedy conferred upon or reserved to Lender under any of the Loan Documents, or with respect to any Collateral, now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Lender, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Lender shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Lender shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any Event of Default thereunder, or of any obligation or liability of Borrower thereunder.

                  (b) The recovery of any judgment by Lender and/or the levy of execution under any judgment upon any Collateral shall not affect in any manner or to any extent the security interest under the Security Agreement in such Collateral, or any rights, remedies or powers of Lender under any of the Loan Documents or with respect to any Collateral, but such lien and such security interest, and such rights, remedies and power of Lender shall continue unimpaired as before. Further, the exercise by Lender of its rights and remedies and the entry of any judgment by Lender shall not affect in any way the interest rate payable hereunder or under any of the other Loan Documents or any amounts due to Lender but interest shall continue to accrue on such amounts at the Default Rate (as hereinafter defined).

                  (c) Unless and except to the extent notice is specifically provided for herein, Borrower hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any Event of Default in the payment of, or any enforcement of the payment of, all amounts due under the Loan Documents. To the extent permitted by law, Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. Borrower further waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Lender under the terms of any Loan Document or with respect to any Collateral.
                  (d) Borrower agrees that Lender may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Borrower hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Lender and the other signatory parties and that Lender may resort to any Collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange, pledge, or release of all or any portion of any Collateral, for such consideration, or none, as it may require, without in any way affecting the validity of any liens over or other security interest in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by Lender pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Lender, or of any Event of Default, or of any liability or obligation of the Borrower, under any of the Loan Documents.

                  (e) Borrower agrees that any action or proceeding against it to enforce this Note may be commenced in state or federal court or in any county in the Commonwealth of Pennsylvania in which Lender or subsequent note holder has an office, and Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served if served by registered or certified mail in accordance with the notice provisions set forth herein and Borrower expressly waives any and all defenses to an exercise of personal jurisdiction by any such court.

         11. Default Rate. To the extent permitted by law, whenever there is an Event of Default under this Note, or non-payment upon demand, the rate on the unpaid principal balance shall, at the option of Lender, be three (3%) percent per annum in excess of the interest rate set forth in paragraph 1(a) hereof ("Default Rate"). Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the loan evidenced by this Note; (ii) Lender would not have made the loan evidenced by this Note in the absence of the agreement of the Borrower to pay such additional rate upon an Event of Default;
(iii) such additional rate represents compensation for increased risk to Lender that this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the on-going review, monitoring, administration (following an Event of Default) and collection of the loan evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

         12. Costs and Expenses. Borrower shall pay upon demand all reasonable costs and expenses (including all reasonable amounts paid to attorneys, accountants, real estate brokers and other advisors employed by Lender) incurred by Lender in the preparation, revision or extension of the Loan Documents and exercise of any of its rights, remedies or powers under any of the Loan
Documents  or with  respect  to any  Collateral  with  respect  to such Event of

Default (including but not limited to such sums incurred by Lender after Borrower has filed a Petition in Bankruptcy), and any amount thereof not paid promptly following demand therefor shall be added to the principal sum hereunder and shall bear interest at the Default Rate from the date of such demand until paid in full, and shall be secured by the Collateral. In connection with, and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of an attorney for the collection of any sum payable thereunder, Borrower agrees to pay reasonable attorneys' fees for the collection of the amount being claimed under the Loan Document, as well as all costs, disbursements and allowances provided by law, the payment of which sums shall be secured by the Collateral. Nothing in this Paragraph 12 shall limit the obligation of Borrower to pay any and all costs and expenses for which Borrower is otherwise liable under any of the Loan Documents.

         13. Severability. In the event that for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. Successors and Assigns. This Note inures to the benefit of Lender and binds Borrower, and their respective successors and assigns, and the words Lender and Borrower whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

         15. Definitions; Number and Gender. In the event Borrower consists of more than one person or entity, the obligations and liabilities hereunder of each such persons and entities shall be joint and several and the word Borrower shall mean all or some or any of them. For purposes of this Note, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The references herein to the Loan Documents or any one of them shall include any supplements to or any amendments of or restatements of such Loan Documents or any one of them.

         16. Incorporation by Reference. All of the terms and provisions of the Loan Documents, to the extent not inconsistent herewith, are hereby incorporated herein by reference.

         17. Captions. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

         18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         19. Waiver of Right to Jury Trial. BORROWER AND LENDER, KNOWINGLY AND WITH FULL CONSENT, DO HEREBY WAIVE AND RELEASE ALL RIGHTS TO A JURY TRIAL.
                                   ____TM____        ___DC___
                                    Initial           Initial
                                   (Borrower)        (Lender)

         20. Damages. BORROWER AND LENDER AGREE THAT IN ANY ACTION, SUIT OR PROCEEDING, AND IN RESPECT OF OR ARISING OUT OF THIS NOTE, OR ANY DOCUMENT RELATING TO THIS LOAN TRANSACTION, EACH WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.
                                   ____TM____        ___DC___
                                    Initial          Initial
                                   (Borrower)        (Lender)

         21. Waiver of Automatic Stay. IN THE EVENT THAT A PROCEEDING UNDER ANY BANKRUPTCY OR INSOLVENCY LAW IS COMMENCED BY OR AGAINST BORROWER AND AN ORDER FOR RELIEF IS ENTERED AS A RESULT OF SUCH PETITION, BORROWER HEREBY CONSENTS TO RELIEF FROM THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. '362 TO ALLOW LENDER TO EXERCISE ITS RIGHTS AND REMEDIES HEREUNDER WITH RESPECT TO THE BORROWER'S PROPERTY.
                                   ____TM____
                                    Initial
                                   (Borrower)

         22. Representation by Counsel. BORROWER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED BY COUNSEL OF BORROWER'S OWN CHOICE AND KNOWINGLY AND VOLUNTARILY GRANTED TO LENDER THE RIGHTS SET FORTH HEREIN INCLUDING BUT NOT LIMITED TO THE RIGHTS SET FORTH IN PARAGRAPHS 9, 19, 20 AND 21 HEREOF.
                                   ____TM____
                                    Initial
                                   (Borrower)

         23. Cross-Collateral and Cross-Default.This Note shall be cross defaulted and cross collateralized with all other loans from Bank to Borrower whether now existing or entered into at a later date. Any Event of Default hereunder shall constitute an Event of Default under any and all other credit facilities by and between Borrower and Lender whether now existing or hereafter entered into and any and all Collateral shall be available to satisfy the hereunder or thereunder.


         IN WITNESS WHEREOF, Borrower has set its hand and seal to this Note the day and year first above written.


                                         eGames, Inc.
Attest:

/s/ Ellen Pulvar Flatt                      By: /s/Thomas W. Murphy
----------------------                      -------------------------
                                                Thomas W. Murphy
                                                VP of Finance and CFO


THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION.
                                   ____TM____
                                    Initial
                                   (Borrower)